UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 16, 2006

PREMIER COMMUNITY BANKSHARES, INC.

(Exact name of registrant as specified in its charter)

Virginia (State or other jurisdiction of incorporation)	0-18868 (Commission File Number)	54-1560968 (I.R.S. Employer Identification No.)
4095 Valley Pike Winchester, Virginia (Address of principal executive offices)	22602 (Zip Code)

Registrant’s telephone number, including area code:  (540) 869-6600

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

The following description of the capital stock of Premier Community Bankshares, Inc. is qualified in its entirety by reference to applicable provisions of Virginia law and our amended and restated articles of incorporation and our bylaws, as amended and restated, the complete texts of which are incorporated by reference as exhibits to this report.

General

Our authorized capital stock consists of 20,000,000 shares of common stock, par value $1.00 per share, and 1,000,000 shares of preferred stock, no par value. We have 5,680,842 issued and outstanding shares of common stock held by 3,335 shareholders of record as of November 15, 2006. All outstanding shares of the common stock are fully paid and nonassessable. No shares of preferred stock are currently outstanding, and our board of directors has not authorized the issuance of any class or series of preferred stock.

Common Stock

Voting Rights. Each share of common stock entitles the holder thereof to one vote on all matters voted on by shareholders. The shares of common stock do not have cumulative voting rights, which means that the holders of more than 50% of the shares of common stock voting for the election of directors can elect all of the directors, in which event the holders of the remaining shares of common stock will not be able to elect any of the directors. The holders of the common stock shall, to the exclusion of the holders of any other class of stock, have the sole and full power to vote for the election of directors and for all other purposes without limitation except only (a) as otherwise provided in the articles of amendment for a particular class or series of preferred stock and (b) as otherwise expressly provided by the then existing statutes of the Commonwealth of Virginia.

Dividend Rights. Subject to the preferences of any preferred stock then outstanding, the holders of common stock are entitled to receive dividends when, as and if declared by our board of directors out of funds legally available for the payment of dividends.

Liquidation Rights. Upon any liquidation, dissolution or winding up of our affairs, the holders of the common stock are entitled to receive pro rata all of our assets for distribution to shareholders remaining after payment of all liquidation preferences, if any, applicable to any outstanding preferred stock. There are no redemption or sinking fund provisions applicable to the common stock.

Assessment and Redemption. Shares of the common stock presently outstanding are validly issued, fully paid and nonassessable. There is no provision for any voluntary redemption of common stock.

Preferred Stock

Our board of directors is granted the authority to issue, without shareholder approval, the preferred stock in one or more classes or series. Prior to the issuance of any shares of a class or series of preferred stock, our board of directors will fix by resolution the number of shares of the class or series and the preferences, limitations and relative rights of such series or class. Such class or series will be established when the Virginia State Corporation Commission issues a certificate of amendment of our articles of incorporation setting forth the designation and number of shares of the class or series and its relative rights and preferences. Shareholder approval is not required to amend our articles of incorporation to establish such a class or series. The issuance of preferred stock could decrease the amount of earnings and assets available for distribution to holders of common stock, adversely affect the rights and powers, including voting rights, of holders of common stock, and have the effect of delaying, deterring or preventing a change in control of us.

Preemptive Rights

No holder of any share of the common stock or the preferred stock has any preemptive right to subscribe to an additional issue of either the common stock or the preferred stock or to any security convertible into such stock.

Certain Provisions of the Articles, Bylaws and Virginia Law

General

Our articles of incorporation and bylaws contain provisions that could make more difficult an acquisition of us by means of a tender offer, a proxy contest or otherwise. These provisions are expected to discourage specific types of coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control to first negotiate with us. Although these provisions may have the effect of delaying, deferring or preventing a change in control, we believe that the benefits of increased protection through the potential ability to negotiate with the proponent of an unfriendly or unsolicited proposal to acquire or restructure the company outweigh the disadvantages of discouraging these proposals because, among other things, negotiation of such proposals could result in an improvement of their terms.

Restrictions on Transfer of Common Stock

Our articles of incorporation prohibit the transfer of the common stock to any person who is or who, immediately following such transfer, would be an Interested Shareholder, unless such transfer has been approved in advance in a resolution adopted by a majority of our board of directors. For purposes of our articles of incorporation, an “Interested Shareholder” is defined as any person who or which is the beneficial owner, directly or indirectly, of 10% or more of the outstanding shares of the common stock. The term “Interested Shareholder” does not include, however, our subsidiaries, or any of our subsidiaries’ savings, employee stock ownership or other employee benefit plans.

Affiliated Transactions

The Virginia Stock Corporation Act contains provisions governing “Affiliated Transactions.” Affiliated Transactions include certain mergers and share exchanges, material dispositions of corporate assets not in the ordinary course of business, any dissolution of the corporation proposed by or on behalf of an Interested Shareholder (as defined below for purposes of Affiliated Transactions), or reclassifications, including reverse stock splits, recapitalizations or mergers of the corporation with its subsidiaries that have the effect of increasing the percentage of voting shares beneficially owned by an Interested Shareholder by more than 5%. For purposes of the Virginia Stock Corporation Act, an “Interested Shareholder” is defined as any beneficial owner of more than 10% of any class of the voting securities of a Virginia corporation.

Subject to certain exceptions discussed below, the provisions governing Affiliated Transactions require that, for three years following the date upon which any shareholder becomes an Interested Shareholder, a Virginia corporation cannot engage in an Affiliated Transaction with such Interested Shareholder unless approved by the affirmative vote of the holders of two-thirds of the voting shares of the corporation, other than the shares beneficially owned by the Interested Shareholder, and by a majority (but not less than two) of the “Disinterested Directors.” A Disinterested Director means, with respect to a particular Interested Shareholder, a member of a corporation’s board of directors who (i) was a member before the later of January 1, 1988 and the date on which an Interested Shareholder became an Interested Shareholder and (ii) was recommended for election by, or was elected to fill a vacancy and received the affirmative vote of, a majority of the Disinterested Directors then on the board of directors. At the expiration of the three-year period, these provisions require approval of Affiliated Transactions by the affirmative vote of the holders of two-thirds of the voting shares of the corporation, other than those beneficially owned by the Interested Shareholder.

The principal exceptions to the special voting requirement apply to Affiliated Transactions occurring after the three-year period has expired and require either that the transaction be approved by a majority of the Disinterested Directors or that the transaction satisfy certain fair price requirements of the statute. In general, the fair price requirements provide that the shareholders must receive the highest per share price for their shares as was paid by the Interested Shareholder for his shares or the fair market value of their shares, whichever is higher. They also require that, during the three years preceding the announcement of the proposed Affiliated Transaction, all required dividends have been paid and no special financial accommodations have been accorded the Interested Shareholder unless approved by a majority of the Disinterested Directors.

None of the foregoing limitations and special voting requirements applies to an Affiliated Transaction with an Interested Shareholder whose acquisition of shares making such person an Interested Shareholder was approved by a majority of the corporation’s Disinterested Directors.

These provisions were designed to deter certain takeovers of Virginia corporations. In addition, the statute provides that, by affirmative vote of a majority of the voting shares other than shares owned by any Interested Shareholder, a corporation may adopt, by meeting certain voting requirements, an amendment to its articles of incorporation or bylaws providing that the Affiliated Transactions provisions shall not apply to the corporation. We have not adopted such an amendment.

Control Share Acquisitions

The Virginia Stock Corporation Act also contains provisions regulating certain “control share acquisitions,” which are transactions causing the voting strength of any person acquiring beneficial ownership of shares of a public corporation in Virginia to meet or exceed certain threshold percentages (20%, 33 1/3% or 50%) of the total votes entitled to be cast for the election of directors. Shares acquired in a control share acquisition have no voting rights unless: (i) the voting rights are granted by a majority vote of all outstanding shares other than those held by the acquiring person or any officer or employee director of the corporation or (ii) the articles of incorporation or bylaws of the corporation provide that these Virginia law provisions do not apply to acquisitions of its shares. The acquiring person may require that a special meeting of the shareholders be held to consider the grant of voting rights to the shares acquired in the control share acquisition. These provisions were designed to deter certain takeovers of Virginia public corporations. However, our bylaws contain a provision that makes these provisions inapplicable to acquisitions of the common stock.

Board of Directors

According to our bylaws, our board of directors is composed of 13 directors. However, according to the Virginia Stock Corporation Act and our articles of incorporation, our board of directors may amend the bylaws from time to time to increase or decrease the number of directors by up to 30% of the number of directors last elected by the shareholders or, if the directors’ terms are staggered, the number of directors of all classes immediately following the most recent election of directors by shareholders. Our board of directors consists of three classes, with the term of office of one class expiring each year. Directorships are apportioned among the classes so as to make all classes as nearly equal in number as possible. According to our articles of incorporation, a director may be removed only for cause by the affirmative vote of more than 66 2/3% of the outstanding voting shares.

Directors’ Duties

The standards of conduct for directors of Virginia corporations are listed in the Virginia Stock Corporation Act. Directors must discharge their duties in accordance with their good faith business judgment of the best interests of the corporation. Directors may rely on the advice or acts of others, including officers, employees, attorneys, accountants and board committees if they have a good faith belief in their competence. Directors’ actions are not subject to a reasonableness or prudent person standard. Virginia’s federal and state courts have focused on the process involved with directors’ decision-making and are generally supportive of directors if they have based their decision on an informed process. These elements of Virginia law could make it more difficult to take over a Virginia corporation than corporations in other states.

Indemnification and Limitations on Liability of Officers and Directors

As permitted by the Virginia Stock Corporation Act, our articles of incorporation contain provisions that indemnify our directors and officers to the full extent permitted by Virginia law and eliminate the personal liability of the directors and officers for monetary damages to us or our shareholders for breach of their fiduciary duties, except to the extent that the Virginia Stock Corporation Act prohibits indemnification or elimination of liability. These provisions do not limit or eliminate the rights of us or any shareholder to seek an injunction or any other non-monetary relief in the event of a breach of a director’s or officer’s fiduciary duty. In addition, these provisions apply only to claims against a director or officer arising out of his role as a director or officer and do not relieve a director or officer from liability if he engaged in willful misconduct or a knowing violation of the criminal law or any federal or state securities law.

In addition, our articles of incorporation provide for the indemnification of both directors and officers for expenses that they incur in connection with the defense or settlement of claims asserted against them in their capacities as directors and officers. This right of indemnification extends to judgments or penalties assessed against them. We have limited our exposure to liability for indemnification of directors and officers by purchasing directors and officers liability insurance coverage.

The rights of indemnification provided in our articles of incorporation are not exclusive of any other rights that may be available under any insurance or other agreement, by vote of shareholders or disinterested directors or otherwise.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended, may be permitted to directors, officers or persons controlling us pursuant to the foregoing provisions, we have been informed that in the opinion of the Securities and Exchange Commission this type of indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

Item 9.01	Financial Statements and Exhibits.
(d)	Exhibits.
	Exhibit No.	Description

4.1

Amended and Restated Articles of Incorporation of Premier Community Bankshares, Inc., incorporated herein by reference to Exhibit 3.1 to its Annual Report on Form 10-KSB for the year ended December 31, 2000.

4.2

Bylaws of Premier Community Bankshares, Inc. (restated in electronic format as of August 8, 2006), incorporated herein by reference to Exhibit 3.1 to its Current Report on Form 8-K dated August 14, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PREMIER COMMUNITY BANKSHARES, INC.

(Registrant)

Date: November 16, 2006	By:	/s/ John A. Willingham

John A. Willingham

Chief Financial Officer

Exhibit Index

Exhibit No.	Description
4.1

Amended and Restated Articles of Incorporation of Premier Community Bankshares, Inc., incorporated herein by reference to Exhibit 3.1 to its Annual Report on Form 10-KSB for the year ended December 31, 2000.

4.2

Bylaws of Premier Community Bankshares, Inc. (restated in electronic format as of August 8, 2006), incorporated herein by reference to Exhibit 3.1 to its Current Report on Form 8-K dated August 14, 2006.